Exhibit 99.1

IA GLOBAL HITS PROFITABILITY FOR THE THREE MONTHS ENDED DECEMBER 31, 2006

SAN FRANCISCO, CA, March 29, 2007/PRNewswire-FirstCall/ --

Summary of Operating Results from Continuing Operations

IA Global Inc. (Amex: IAO) announced the following results for the three months ended December 31, 2006, as compared to the three months ended September 30, 2006:

•	Revenues- increased 73% to $7,742,000 from $4,483,000.

•	Gross profit- increased 100% to $7,778,000 from $3,879,000.

•	Net profit from continuing operations- $548,000 as compared to a net loss of $1,179,000.

•	Net profit per share from continuing operations- increased to $.01 per share from a net loss per share of $.01.

Key Accomplishments in Fourth Quarter

•

Successfully negotiated a settlement with a Tier 1 Telecommunication company whereby Global Hotline recognized $2,870,000 in revenues and repaid $1,019,000 related to a contract that expired March 31, 2006.

•

Successfully executed a new contract with a major international insurance company and recognized $728,000 in revenue during the three months ended December 31, 2006 and deferred $728,000 into fiscal year 2007.

•	Successfully executed a new contract with a Tier 1 telecommunication company for the period January 1, 2007 to March 31, 2007. We expect this contract to be renewed.

•	Stockholder’s equity reached $9,259,000.

•	Successfully closed the 36% equity investment in Australian Secured Financial Limited and received a dividend of $422,000.

The Company’s CEO, Derek Schneideman, said, “We are pleased to announce that our 100% subsidiary, Global Hotline, reported profitable results for the three months ended December 31, 2006. Global Hotline is on an escalated revenue trajectory and has begun to demonstrate the operational efficiencies promised by the investments made in infrastructure and training during the first three quarters of 2006. With the new contract signed on January 1, 2007, and the strong fourth quarter results accruing from the contracts signed in 2006, we are confident that Global Hotline has achieved the point of sustainable and growing profitability.”

The Company’s CFO, Mark Scott, said, “I am pleased with the development of the Global Hotline business and the equity investment in Australian Secured Financial Limited. Both entities made substantial contributions to this profitable quarter and we look forward to even greater contribution in 2007.”

At December 31, 2006, the Company had cash and cash equivalents of $4,173,000, net working capital of $2,957,000 and stockholder’s equity of $9,259,000.

Net Profit

The net profit increased to $216,000 for the three months ended December 31, 2006 from a net loss of $1,179,000 for the three months ended September 30, 2006 due to the expansion of the Global Hotline business. The net profit for the three months ended December 31, 2006 was net of a loss from discontinued operations of $332,000.

March 31, 2007 Results

The Company expects to report its results for the three months ended March 31, 2007 by May 15, 2007.

About IA Global, Inc.

IA Global, Inc. (“IA Global”) operates as a holding company, executing to a narrow focused Mergers and Acquisitions strategy in the Pacific Rim region. Over time, IA Global expects to establish a broadly based network of subsidiary and majority-owned synergistic and complementary investments in the Japan, Australia, Singapore, the Philippines, India, and China markets. IA Global expects to enhance performance across all business metrics and deliver accelerating shareholder value.

IA Global owns 100% of Global Hotline. Operating exclusively in Japan, Global Hotline Inc.’s multiple call centers undertake telemarketing of telecommunications products and services, and a range of insurance products and services for several major corporations. IA Global owns 36% of Australian Secured Financial Limited which raises funds through the issuance of debentures in Australia and provides short term, secured, real property loans to businesses or investors in Australia.

For further information, contact:

Investor Relations

IA Global, Inc.

101 California Street, Suite 2450

San Francisco, CA 94111

415-946-8828 (t)

415-946-8801 (f)

ir@iaglobalinc.com

www.iaglobalinc.com

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements (within the meaning of Section 27a of the Securities Act of 1933 and Section 21e of the Securities Exchange Act of 1934) regarding us and our business, financial condition, results of operations and prospects. Forward-looking statements in this report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Specifically, the comments concerning the Global Hotline contract renewal, 2007 revenue growth and 2007 deferred revenue are forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements, as a result of either the matters set forth or incorporated in this report generally or certain economic and business factors, some of which may be beyond the control of IA Global. These factors include adverse economic conditions, entry of new and stronger competitors, inadequate capital to support our operations, projections of revenues and profitability for the significant contracts and the inability to negotiate a favorable settlement on the penalties. Readers are urged not to place undue reliance on these forward-looking statements which speak only as of the date of this press release. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of the press release.

                                         IA GLOBAL, INC. AND SUBSIDIARIES
                                           CONSOLIDATED BALANCE SHEETS

                                                                                  December 31,      December 31,
                                                                                      2006              2005
                                                                                  ------------      ------------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents .................................................     $  4,172,889      $  4,460,986
  Marketable Securities .....................................................          250,638                 -
  Accounts receivable, net of reserves of  $310,741 and $0, respectively ....        5,016,328           610,220
  Prepaid expenses ..........................................................          523,733           430,334
  Notes receivable ..........................................................          409,565         4,129,408
  Other current assets ......................................................          202,716           189,783
  Deferred tax asset ........................................................                -                 -
  Assets from discontinued operations .......................................                -        12,606,044
                                                                                  ------------      ------------
    Total current assets ....................................................       10,575,869        22,426,775

EQUIPMENT, NET ..............................................................          408,544           521,964

OTHER ASSETS
  Intangible assets, net ....................................................        2,317,889         4,449,558
  Equity investment in Australia Secured Financial Limited ..................        7,146,386                 -
  Other assets ..............................................................        1,190,820           735,859
                                                                                  ------------      ------------

                                                                                  $ 21,639,508      $ 28,134,156
                                                                                  ============      ============

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
  Accounts payable - trade ..................................................     $    104,573      $    496,448
  Accrued liabilities .......................................................        2,477,509         2,274,646
  Consumption taxes received ................................................          264,514           294,947
  Income taxes payable- foreign .............................................          416,724           825,000
  Note payable - current portion of long term debt ..........................        3,058,229                 -
  Deferred revenue ..........................................................        1,297,046         3,589,532
  Liabilities of discontinued operations ....................................                -        11,929,115
                                                                                  ------------      ------------
    Total current liabilities ...............................................        7,618,595        19,409,688
                                                                                  ------------      ------------

LONG TERM  LIABILITIES:
  Long term debt ............................................................        1,637,076                 -
  Convertible debentures ....................................................        3,125,000         2,708,333
                                                                                  ------------      ------------
                                                                                     4,762,076         2,708,333
                                                                                  ------------      ------------
STOCKHOLDER'S EQUITY:
  Series A-1 Convertible Preferred Stock, $10,000 par value, 4,375 issued
    and outstanding (liquidation value $7,000) ..............................        7,000,000                 -
  Series B Preferred stock, $.01 par value, 5,000 shares authorized -0- and
    1,158 issued and outstanding, respectively (liquidation value $1,158,000)                -                12
  Common stock, $.01 par value, 200,000,000 shares authorized,
    109,165,157 and 97,425,181 issued and outstanding, respectively .........        1,091,651           974,251
  Additional paid in capital ................................................       32,835,714        32,992,589
  Accumulated deficit .......................................................      (31,431,914)      (27,662,170)
  Treasury stock ............................................................          (50,000)          (50,000)
  Accumulated other comprehensive loss ......................................         (186,614)         (238,547)
                                                                                  ------------      ------------
    Total stockholder's equity ..............................................        9,258,837         6,016,135
                                                                                  ------------      ------------

                                                                                  $ 21,639,508      $ 28,134,156
                                                                                  ============      ============

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                                                  IA GLOBAL, INC. AND SUBSIDIARIES
                                               CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                              Years Ended December 31,
                                                                                 -------------------------------------------------
                                                                                     2006               2005              2004
                                                                                 -------------      ------------      ------------

REVENUE ....................................................................     $  19,139,004      $ 15,744,686      $          -

COST OF SALES ..............................................................         2,894,727         5,571,090                 -
                                                                                 -------------      ------------      ------------

GROSS PROFIT ...............................................................        16,244,277        10,173,596                 -

Selling, general and administrative expenses ...............................        19,066,699         9,693,106         1,096,503
                                                                                 -------------      ------------      ------------

OPERATING (LOSS) PROFIT ....................................................        (2,822,422)          480,490        (1,096,503)
                                                                                 -------------      ------------      ------------

OTHER INCOME (EXPENSE):
  Interest income ..........................................................            92,307            52,460             9,364
  Interest expense and amortization of beneficial conversion feature .......          (850,873)         (389,850)          (19,511)
  Other income .............................................................           178,640           120,750                90
  Gain on equity investment in Australia Secured Financial Limited .........            69,540                 -                 -
  Foreign currency transaction adjustment ..................................          (129,448)         (124,554)           24,680
  Gain on sale of equity investment in QuikCAT Australia Pty Ltd ...........                 -                 -            40,240
  Loss on equity investment in QuikCAT Australia Pty Ltd ...................                 -                 -           (43,229)
                                                                                 -------------      ------------      ------------
    Total other income (expense) ...........................................          (639,834)         (341,194)           11,634
                                                                                 -------------      ------------      ------------

(LOSS) PROFIT FROM CONTINUING OPERATIONS BEFORE INCOME TAXES ...............        (3,462,256)          139,296        (1,084,869)

Income taxes - current provision ...........................................           515,000           825,000                 -
                                                                                 -------------      ------------      ------------

NET LOSS FROM CONTINUING OPERATIONS ........................................        (3,977,256)         (685,704)       (1,084,869)

DISCONTINUED OPERATIONS
  Gain from disposal of discontinued operations ............................           463,375           307,885                 -
  Gain (loss) from discontinued operations .................................            76,054        (1,393,531)         (358,166)
  Loss on impairment of note receivable from sale of discontinued operations          (331,917)         (300,000)                -
                                                                                 -------------      ------------      ------------
    Total gain (loss) from discontinued operations .........................           207,512        (1,385,646)         (358,166)
                                                                                 -------------      ------------      ------------

NET LOSS ...................................................................     $  (3,769,744)     $ (2,071,350)     $ (1,443,035)
                                                                                 =============      ============      ============

Basic and Diluted Loss Per share of Common-
  Basic and diluted loss per share from continuing operations ..............     $       (0.04)     $      (0.01)     $      (0.01)
  Basic and diluted loss per share from discontinued operations ............                 -             (0.02)                -
                                                                                 -------------      ------------      ------------
  Total basic and diluted loss per share ...................................     $       (0.03)     $      (0.02)     $      (0.02)
                                                                                 =============      ============      ============

  Weighted average shares of common stock outstanding - Basic and diluted ..       107,718,970        90,496,230        75,914,127
                                                                                 =============      ============      ============

                                                               - 4 -

                                                  IA GLOBAL, INC. AND SUBSIDIARIES
                                               CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                Years Ended December 31,
                                                                                    ----------------------------------------------
                                                                                        2006              2005             2004
                                                                                    ------------      -----------      -----------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss ....................................................................     $ (3,769,744)     $(2,071,350)     $(1,443,035)
  Adjustments to reconcile net loss to net cash (used in)
   provided by operating activities:
    Depreciation and amortization .............................................        1,979,875        1,191,225            1,623
    Amortization of beneficial conversion feature .............................          416,667          208,332                -
    Amortization of financing cost ............................................                -           44,444                -
    Stock based compensation ..................................................          122,007                -                -
    Common stock issued for services ..........................................                -            6,000                -
    Impairment of note receivable for sale of discontinued operation ..........          331,917                -                -
    (Gain) on disposal of discontinued operation ..............................                -                -          (40,240)
    Stock issued for services .................................................                -                -           13,500
    Equity loss from investment in QuikCAT Australia Pty Ltd ..................                -                -           43,229
    Gain on equity investment in Australia Secured Financial Limited ..........          (69,540)               -                -
  Changes in operating assets and liabilities:
    Accounts receivable .......................................................       (4,406,108)       1,215,499                -
    Notes receivable ..........................................................         (247,568)          76,699                -
    Prepaid expenses ..........................................................          (93,399)          20,665          (76,524)
    Other current assets ......................................................          (12,933)          33,584          366,705
    Deferred tax asset ........................................................                -                -                -
    Other assets ..............................................................         (454,961)        (243,093)               -
    Accounts payable - trade ..................................................         (391,875)         360,269           11,489
    Accrued liabilities .......................................................          (49,649)          71,055          (59,927)
    Net consumption tax payable ...............................................         (115,443)         257,923                -
    Income taxes payable - foreign ............................................          163,604          825,000                -
    Deferred revenue ..........................................................       (2,292,486)        (606,961)               -
                                                                                    ------------      -----------      -----------
Net cash (used in) provided by continuing operations ..........................       (8,889,636)       1,389,291       (1,183,180)
  Loss from discontinued operations ...........................................         (539,429)       1,246,583          335,741
  Net cash used in discontinued operations ....................................         (854,895)      (1,620,497)      (1,124,587)
  Net cash used in discontinued operations from debt ..........................                -       (6,169,717)               -
  Net decrease (increase) in assets of discontinued operations ................       12,606,044        1,164,035       (7,440,457)
  Net (decrease) increase in liabilities of discontinued operations ...........      (11,939,787)       1,017,092        5,067,880
                                                                                    ------------      -----------      -----------
NET CASH USED IN OPERATIONS ...................................................       (9,617,703)      (2,973,213)      (4,344,603)
                                                                                    ------------      -----------      -----------

CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:
  Capital expenditures ........................................................         (221,656)        (367,476)          (5,220)
  Capital expenditures from discontinued operations ...........................                -          (51,912)               -
  Repayment of loan receivable from QUIKCAT Australia Pty Ltd .................                -          150,000                -
  Proceeds from sale of QUIKCAT business unit and note receivable .............                -          200,000                -
  Proceeds from sale of Fan Club Entertainment Co Ltd .........................                -          185,000                -
  Repayment of loan receivable from sale of Fan Club Entertainment Co Ltd .....                -          445,680                -
  Repayment of loan receivable from affiliate of controlling shareholder group         3,394,000        2,242,475                -
  Proceeds from sale of Rex Tokyo Co, Ltd. ....................................        1,300,000                -                -
  Cash portion used in acquisition of Investment - Australian Secured Financial
   Limited ....................................................................         (250,000)               -                -
  Purchase of marketable securities ...........................................         (250,638)               -                -
  Loan to affiliate of controlling shareholder group ..........................                -       (5,672,994)               -
  Cash of Rex Tokyo Co Ltd (discontinued operation) immediately following
   acquisition ................................................................                -                -        1,934,839
  Purchase of discontinued operation- Rex Tokyo Co Ltd ........................                -                -         (941,000)
  Purchase of discontinued operation- IA Global Acquisition Co ................                -                -         (700,000)
  Note receivable from sale of discontinued operation - QuikCAT Australia
   Pty Ltd ....................................................................                -                -         (150,000)
  Cash from Global Hotline, Inc. on date of acquisition .......................                -        1,240,037                -
                                                                                    ------------      -----------      -----------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES ...........................        3,971,706       (1,629,190)         138,619
                                                                                    ------------      -----------      -----------

CASH PROVIDED BY FINANCING ACTIVITIES:
  Proceeds from long term debt ................................................        9,276,671                -                -
  Repayments of long term debt ................................................       (4,581,366)        (593,662)               -
  Proceeds from cash dividend from investment in Australia Secured
  Financial Limited ...........................................................          425,666                -                -
  Proceeds from issuance of convertible debentures ............................                -        3,483,000                -
  Proceeds from long term debt- discontinued operations .......................                -        7,572,100                -
  Repayment of long term debt- discontinued operations ........................                -         (674,954)               -
  Repayment of long term debt- discontinued operations- related party .........                -         (727,429)               -
  Proceeds from issuance of common stock ......................................                -           59,500                -
  Proceeds from loan payable- related party ...................................                -                -        1,500,000
  Discontinued operations- Rex Tokyo Co Ltd ...................................                -                -          788,846
  Proceeds from subscription receivable .......................................                -                -          400,000
  Proceeds from issuance of common stock ......................................                -                -        1,130,000
  Proceeds from exercise of stock options .....................................           80,000                -           40,000
                                                                                    ------------      -----------      -----------
NET CASH PROVIDED BY FINANCING ACTIVITIES .....................................        5,200,971        9,118,555        3,858,846
                                                                                    ------------      -----------      -----------

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS ..........................         (445,026)       4,516,152         (347,138)

EFFECT OF EXCHANGE RATE CHANGES ON CASH .......................................          156,929         (414,340)          50,773

CASH AND CASH EQUIVALENTS, beginning of year ..................................        4,460,986          359,174          655,539
                                                                                    ------------      -----------      -----------

CASH AND CASH EQUIVALENTS, end of year ........................................     $  4,172,889      $ 4,460,986      $   359,174
                                                                                    ============      ===========      ===========

Supplemental disclosures of cash flow information:
  Interest paid ...............................................................     $     67,563      $    17,447      $         -
  Taxes paid ..................................................................     $    233,528      $     2,504      $         -

Non-cash investing and financing activities:
  Common stock surrendered to company in payment of note receivable ...........     $    241,494      $         -      $         -
  Conversion of Series B Preferred stock into common stock ....................     $    115,800      $         -      $         -
  Adjustment of intangible asset due to recognition of tax asset related
  to NOL carryforward from acquisition of Global Hotline, Inc. ................     $    486,870      $         -      $         -
  Issuance of Preferred Stock for acquisition of Investment -
  Australian Secured Financial Limited ........................................     $  7,000,000      $         -      $         -
  Common stock issued for Global Hotline, Inc. ................................     $          -      $ 3,097,500      $         -
  Beneficial conversion feature recognized with issuance of convertible
   debentures .................................................................     $          -      $ 1,250,000      $         -
  Issuance of loan receivable for sale of Fan Club Entertainment Co Ltd .......     $          -      $   755,000      $         -
  Issuance of loan receivable for sale of QUIKCAT business unit ...............     $          -      $   200,000      $         -
  Common stock issued for Rex Tokyo Co Ltd ....................................     $          -      $         -      $   138,600
  Conversion of debt to equity ................................................     $          -      $         -      $ 1,533,001
  Contribution of debt to equity ..............................................     $          -      $         -      $   101,629
  Conversion of liability to equity ...........................................     $          -      $         -      $    13,500

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